Exhibit 99.3

                        NOTICE OF GUARANTEED DELIVERY FOR
                          TENDER OF 8.05% SENIOR NOTES

                      DUE MAY 15, 1998 OF BANK UNITED CORP.

            This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Bank United Corp., a Delaware corporation formerly named USAT Holdings, Inc. (the "Company"), made pursuant to the Prospectus, dated , 1996 (the "Prospectus"), if certificates for the outstanding 8.05% Senior Notes due May 15 1998 of the Company ("Rule 144A Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. See "The Exchange Offer--How to Tender" in the Prospectus. In addition, in order to utilize the guaranteed delivery procedure to tender Rule 144A Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or a manually signed facsimile thereof) must also be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

                                  DELIVERY TO:

                      THE BANK OF NEW YORK, EXCHANGE AGENT

                                    BY MAIL:
                              The Bank of New York
                          101 Barclay Street--(7 East)
                             Reorganization Section
                            New York, New York 10286
                            Attention: Enrique Lopez

                          BY OVERNIGHT COURIER OR HAND:
                              The Bank of New York
                          101 Barclay Street--(7 East)
                             Reorganization Section
                            New York, New York 10286
                            Attention: Enrique Lopez

                                  BY FACSIMILE:
                                 (212) 571-3080

                              CONFIRM BY TELEPHONE:
                                 (212) 815-2742


            DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

            THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

            Ladies and Gentlemen:

            Upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Rule 144A Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer-- How to Tender."

Principal Amount of Rule 144A Notes Tendered:*

$-----------------------------------------

Certificate Nos. (if available)

___________________________________________     If Rule 144A Notes will be
                                                delivered by book-entry
                                                transfer to The Depository Trust
                                                Company, provide account number.

Total Principal Amount Represented by
Rule 144A Notes Certificate(s):

$__________________________________________     Account Number__________________

*Must be in denominations of principal amount of $1,000 and any integral multiple thereof.

- --------------------------------------------------------------------------------
            AN AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL
SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED, AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
- --------------------------------------------------------------------------------

                                PLEASE SIGN HERE

X____________________________________                     _______________

X____________________________________                     _______________

    Signature(s) of Owner(s)                                   Date
    or Authorized Signatory

    Area Code and Telephone Number:_____________________________________

            Must be signed by the holder(s) of Rule 144A Notes as their name(s) appear(s) on certificates for Rule 144A Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):                ________________________________________________________

                        --------------------------------------------------------

                        --------------------------------------------------------

Capacity:               ________________________________________________________

Address(es):            ________________________________________________________

                        --------------------------------------------------------

                                    GUARANTEE

            The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Rule 144A Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Rule 144A Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--How to Tender" section of the Prospectus, together with one or more properly completed and duly executed Letter(s) of Transmittal (or a manually signed facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

- ----------------------------------              --------------------------------
   Name of Firm                                 Authorized Signature

- ----------------------------------              --------------------------------
   Address                                      Title

__________________________________              Name:___________________________
   Zip Code                                            (Please Type or Print)

Area Code and Tel.No._____________              Dated:__________________________

NOTE: DO NOT SEND CERTIFICATES FOR RULE 144A NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF RULE 144A NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.